UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2020

REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)
(415) 389-7373
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RWT	New York Stock Exchange

Item 2.02.	Results of Operations and Financial Condition;

Item 7.01.	Regulation FD Disclosure.
On February 27, 2020, Redwood Trust, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2019 and The Redwood Review - 4th Quarter 2019, copies of which are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this current report on Form 8-K.
On February 27, 2020, Redwood Trust, Inc. issued a press release announcing its Board of Directors’ authorization to declare a first quarter regular dividend of $0.32 per share, a copy of which is attached as Exhibit 99.3 to this current report on Form 8-K. The first quarter 2020 dividend is payable on March 30, 2020 to stockholders of record on March 16, 2020.
Redwood Trust, Inc. also announced that its Board of Directors has set May 20, 2020 as the date for the 2020 annual meeting of stockholders. The meeting will be held at 8:30 a.m. (Pacific) in Mill Valley, California. Stockholders of record as of March 20, 2020 will be entitled to vote at that meeting.
The information contained in this Item 2.02 and Item 7.01 and the attached Exhibits 99.1, 99.2 and 99.3 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated February 27, 2020
Exhibit 99.2	The Redwood Review – 4th Quarter 2019
Exhibit 99.3	Press Release dated February 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2020	REDWOOD TRUST, INC.

	By:	/s/ Collin L. Cochrane

Collin L. Cochrane
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title

Exhibit 99.1	Press Release dated February 27, 2020
Exhibit 99.2	The Redwood Review – 4th Quarter 2019
Exhibit 99.3	Press Release dated February 27, 2020